Exhibit 10.3

DEED OF TRUST, SECURITY AGREEMENT, FINANCING
STATEMENT AND ASSIGNMENT OF PRODUCTION

(THIS INSTRUMENT GRANTS A SECURITY INTEREST BY A UTILITY)

FROM

LUCAS ENERGY, INC.
(Mortgagor and Debtor)

TO

Michael King, Trustee
for the benefit of

NORDIC OIL USA 1, LLLP
(Mortgagee and Secured Party)

The 13th day of October, 2011

For purposes of filing this Deed of Trust is a financing statement pursuant to TEX. BUS. & COM. CODE ANN. §9.402 (Tex. UCC) (Vernon Supp. 1988), the mailing address of Mortgagor is 3555 Timmons Lane, Suite 1550, Houston, Texas  77027; the mailing address of Mortgagee is 3887 Pacific Street, Las Vegas, Nevada  89121.

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ATTENTION OF RECORDING OFFICER: This instrument is a mortgage of both real and personal property and is, among other things, a Security Agreement and Financing Statement under the Uniform Commercial Code. This instrument creates a lien on rights in or relating to lands of Mortgagor which are described in Exhibit “A” hereto.

RECORDED DOCUMENT SHOULD BE RETURNED TO:

Nordic Oil USA 1, LLLP
3887 Pacific Street
Las Vegas, Nevada  90121
Attention: Mr. Michael King

DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT
AND ASSIGNMENT OF PRODUCTION

(THIS INSTRUMENT GRANTS A SECURITY INTEREST BY A UTILITY)

KNOW ALL MEN BY THESE PRESENTS:  That the undersigned LUCAS ENERGY, INC., a Nevada corporation, acting herein by and through its proper officers who have heretofore been duly authorized, and with its principal office located at 3555 Timmons Lane, Suite 1550, Houston, Texas  77027, ("Mortgagor"), and NORDIC OIL USA 1, LLLP, a Delaware limited liability partnership, whose principal office located at 3887 Pacific Street, Las Vegas, Nevada  89121  ("Mortgagee"), hereby agree as follows:

ARTICLE I.

GRANT
A.           Lien.  Mortgagor, for valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the debt and trust hereinafter mentioned, has granted, bargained, sold, conveyed, transferred and assigned, and by these presents does grant, bargain, sell, convey, transfer and assign to Michael King, Trustee, whose address is 3887 Pacific Street, Las Vegas, Nevada  89121, and his successors and substitutes in trust, as hereinafter provided, (the "Trustee"), for the benefit of Mortgagee, the following described property:

Certain interests in oil, gas and mineral leases (the “Leases”) and oil, gas and mineral estates in the premises covered by the Leases and lands pooled therewith (the “Lands”) which Leases and Lands are more particularly described in the schedule attached hereto, marked Exhibit “A” for identification, incorporated herein and made a part hereof for all purposes.

B.           Security Interest.  For the same consideration, Mortgagor hereby grants to Mortgagee, proportionate to Mortgagor’s interest in the Leases and Lands described on Exhibit “A” hereto, a continuing security interest in the improvements and the personal property of any kind or character defined in and subject to the provisions of the Uniform Commercial Code, including the proceeds and products from the improvements and personal property, now owned and existing, and situated on any of the Leases and the Lands, including, but not limited to, pipe, casing, tubing, rods, storage tanks, boilers, loading racks, pumps, foundations, warehouses, and all other personal property and equipment of every kind and character upon, incident, appurtenant or belonging to and used in connection with Mortgagor's interest in the Leases and the Lands, including all oil, gas and other minerals produced or to be produced to the account of Mortgagor from the Leases and the Lands and the accounts receivable, general intangibles and contract rights of Mortgagor in connection with the Lands or the Leases, hereinafter defined, and all proceeds, products, substitutions and exchanges thereof (the Lands, the Leases, hereinafter defined, and real and personal property interests hereinabove described being the "Mortgaged Property").

C.           Assignment of Security. For the same consideration, Mortgagor hereby grants to Mortgagee any and all rights of Mortgagor to liens and security interests securing payment of proceeds from the sale of production from the Mortgaged Property, including, but not limited to, those liens and security interests provided for in TEX. BUS. & COM. CODE ANN. §9.319 (Tex. UCC) (Vernon Supp. 1988).

D.           Habendum.  TO HAVE AND TO HOLD all and singular the Mortgaged Property and all other property which, by the terms hereof, has become subject to the lien and/or security interest of this Deed of Trust, Security Agreement, Financing Statement and Assignment of Production (this "Deed of Trust"), together with all rights, hereditaments and appurtenances in anywise belonging to the Trustee or assigns forever.

ARTICLE II.

WARRANTIES

A.           Warranty of Title.  Mortgagor hereby binds itself, its successors and assigns, to warrant and forever defend all and singular the above described property, rights and interests constituting the Mortgaged Property to the Trustee and to his assigns forever, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

B.           Additional Warranties.  For the same consideration, Mortgagor, for itself, its successors and assigns, covenants, represents and warrants that:

(1)          Authority and Enforceability. The incurring by Mortgagor of the indebtedness secured by this Deed of Trust and the execution and delivery by Mortgagor  of the evidences of such indebtedness and this Deed of Trust and the performance and observance by Mortgagor of the terms and provisions of such evidence of indebtedness and this Deed of Trust have been duly authorized by any necessary corporate proceedings and will not contravene any requirement of law or any provision of Mortgagor's charter or by-laws or result in the breach or termination of, or constitute a default under, any indenture or other agreement or instrument to which Mortgagor is a party or by which it or any of its property may be bound or affected.

(2)           Additional Authority. Mortgagor is the lawful owner of the Mortgage Property and has good right and authority to pledge, mortgage, assign, sell and convey the same.

(3)           Interests in Mortgaged Property. Mortgagor's interests in the Mortgaged Property, as set forth in Exhibit “A” hereto, are true and correct.

(4)           Leases in Effect. All of the leases constituting all or part of the Mortgaged Property (the "Leases") are in full force and effect and all covenants, express or implied, in respect thereof, or of any assignment thereof which may affect the validity of any of the Leases, have been performed insofar as the Leases pertain to the Land.  The Leases are described on Exhibit “A” hereto.

(5)           Interests Free of Liens. Mortgagor's interest in the Leases is free and clear of all liens, mortgages, oil payments, or other burdens or encumbrances and all gross production taxes and other taxes as to which non-payment could result in a lien against any of the Mortgaged Property have been paid, except as specifically set forth in Exhibit “A” hereto.

(6)           Compliance with Laws. Mortgagor and the Mortgaged Property are in compliance with all applicable laws and regulations, including, without limitation, those relating to any flammables, explosives, radioactive materials, hazardous wastes, friable asbestos or any material containing asbestos, toxic substances or related materials, including, without limitation, substances defined as "hazardous substances", "hazardous materials" or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sec. 9601, et. seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Sec. 1801, et. seq. or the Resource Conservation and Recovery Act, 42 U.S.C. Sec. 6901, et. seq. ("Hazardous Materials").

(7)           Gas Contracts. Except as set forth under the heading for this provision in the schedule attached hereto, marked Exhibit “B” for identification, incorporated herein and made a part hereof for all purposes, Mortgagor (i) is not obligated in any material respect by virtue of any prepayment made under any contract containing a "take or pay" or "prepayment" provision, or under any similar agreement to deliver hydrocarbons produced from or allocated to any of the Mortgaged Property at some future date without receiving full payment therefor at the time of delivery and (ii) has not produced gas, in any material amount, subject to, and neither Mortgagor nor any of the Mortgaged Property is subject to, balancing rights of third parties or subject to balancing duties under governmental requirements, except a to such matters for which Mortgagor has established monetary reserves adequate in amount to satisfy such obligations, and has segregated such reserves from other accounts.

(8)           Refunds. Except as set forth under the heading for this provision in the schedule attached hereto, marked Exhibit “B” for identification, incorporated herein and made a part hereof for all purposes, there exist no orders of, or proceedings pending before, or other governmental requirements of, the Federal Energy Regulatory Commission, the Texas Railroad Commission or any other similar state of federal regulatory body or governmental authority which could result in Mortgagor being required to refund any material portion of the proceeds received or to be received from the sale of hydrocarbons constituting part of the Mortgaged Property.

ARTICLE III.

INDEBTEDNESS SECURED

This conveyance is made, IN TRUST, HOWEVER, to secure and enforce the payment of the following indebtedness, obligations and liabilities:

A.           Specific Obligation. The promissory note dated of even date herewith executed by Mortgagor to the order of Mortgagee in the principal sum of TWENTY-TWO MILLION AND NO/100 (USD) DOLLARS ($22,000,000.00) bearing interest and payable as therein provided, with the final payment thereof due on or before October 12, 2012, and containing the usual provisions in notes of this character.

B.           "Indebtedness".  The word "Indebtedness" wherever used in this Deed of Trust shall refer to all present and future debts, obligations and liabilities described or referred to in this Article III or otherwise in this Deed of Trust.

ARTICLE IV

COVENANTS OF MORTGAGOR

In consideration of the Indebtedness hereinabove described, Mortgagor, for itself, its successors and assigns, covenants and agrees as follows:

A.           Title Curative.  Mortgagor will proceed with reasonable diligence to correct any defect in the title to the Mortgaged Property should any such defect be found to exist after the execution and delivery of this Deed of Trust; and in this connection, should it be found, after the execution and delivery of this Deed of Trust, that there exists upon the Mortgaged Property any lien or encumbrance equal or superior in rank to the liens and security interests created by this Deed of Trust, or should any such lien or encumbrance hereafter arise, Mortgagor will promptly discharge and remove the same from the Mortgaged Property.

B.           Further Assurances. Upon request of Mortgagee, Mortgagor will promptly correct any defect which may be discovered after the execution and delivery of this Deed of Trust in any other documents executed in connection herewith, in the execution or acknowledgment hereof or thereof, or in the description of the Mortgaged Property, and will execute, acknowledge, and deliver such division orders, transfer orders and other assurances and instruments as shall, in the opinion of Mortgagee, be necessary or proper to convey and assign to the Trustee all of the Mortgaged Property herein conveyed or assigned, or intended to be so.

C.           Notification of Loss. Mortgagor will notify Mortgagee of the destruction, loss, termination or acquisition of any Mortgaged Property within ten (10) business days thereof.

D.           Payment of Lienable Claims.  Mortgagor will pay all taxes now or hereafter to accrue against any of the Mortgaged Property and all other taxes or assessments, general or special, lawfully levied against it on such Mortgaged Property which might become a lien thereon before such taxes become delinquent; and it will during the life of this Deed of Trust keep the Mortgaged Property, and each and every part thereof, free, clear and discharged from all liens, charges, encumbrances, or assessments that might become superior, coordinate or subordinate to the liens or security interests of this Deed of Trust.

E.           Mortgagee's Payment of Lienable Claims. In the event Mortgagor shall fail or neglect to pay any taxes, general or special, or shall fail or neglect to relieve the Mortgaged Property from any lien which might become superior or equal to the lien of this Deed of Trust, the Trustee, at his option, or Mortgagee, at its option, may pay such taxes, liens, charges or encumbrances, or any part thereof, and Mortgagor will promptly reimburse Trustee or Mortgagee, as the case may be, therefore; and any and all such sums so paid hereunder shall be paid by Mortgagor upon demand at Mortgagee's principal offices, and shall constitute a part of the Indebtedness.

F.           Operation of Mortgaged Property. Mortgagor will operate or, to the extent that the right of operation is vested in others, will exercise its best efforts to require the operator to operate the Mortgaged Property and all wells drilled thereon and that may hereafter be drilled thereon, continuously and in good workmanlike manner in accordance with the best usage of the field and in accordance with all laws of the State in which the Mortgaged Property is situated and the United States of America, as well as all rules, regulations, and laws of any governmental agency having jurisdiction to regulate the manner in which the operation of the Mortgaged Property shall be carried on, and will comply with all terms and conditions of the Leases it now holds, or any assignment or contract obligating Mortgagor in any way with respect to the Mortgaged Property; but nothing herein shall be construed to empower Mortgagor to bind the Trustee or Mortgagee to any contract obligation, or render the Trustee or Mortgagee in any way responsible or liable for bills or obligations incurred by Mortgagor.

G.           Maintenance of Liability and Casualty Insurance. Mortgagor will carry with standard insurance companies satisfactory to Mortgagee or holder of the Indebtedness, public liability and property damage insurance, as well as insurance against loss or damage to the Mortgaged Property by fire, lightning, tornado and explosion, all in amounts satisfactory to Mortgagee; all such policies shall be payable to Mortgagee, and the policies evidencing the same or acceptable certificates thereof shall be held by Mortgagee.  Mortgagee shall have the right to collect, and Mortgagor hereby assigns to Mortgagee, any and all monies that may become payable under any policies of insurance by reason of damage, loss or destruction of the Mortgaged Property or any part thereof and Mortgagee shall apply all such sums or any part thereof, at its election, toward the payment of the Indebtedness, whether the same be then due or not, application to be made first to interest and then to principal, and shall deliver to Mortgagor the balance, if any, after any application has been made.

H.           Compliance with Operating Agreements. Mortgagor agrees to promptly pay all bills for labor and materials incurred in the operation of the Mortgaged Property and will promptly pay its share of all costs and expenses incurred under any joint operating agreement affecting the Mortgaged Property or any portion thereof; will not take any action to incur any liability or lien thereunder.  To the extent that Mortgagor is unable to consent to any proposed operation with respect to any of the Mortgaged Property, prior to electing not to participate in the proposed operation, Mortgagor will utilize its best efforts, to the extent practicable once it is determined that it cannot so participate, and to the extent allowed to do so under the relevant operating agreement or other applicable contract, attempt to farmout to others acceptable to Mortgagee, on the best terms obtainable, which terms shall be acceptable to Mortgagee, the interest or relevant portion of the interest of Mortgagor in the proposed operation.

I.           Access to Mortgaged Property.  Mortgagor will permit Mortgagee and its accredited agents, representatives, attorneys and employees at all times to go upon, examine, inspect and remain on the Mortgaged Property, and to go upon the derrick floor of any well at any time drilled or being drilled thereon, and will furnish Mortgagee, upon request, all pertinent information regarding the development and operation of the Mortgaged Property.

J.           Evidence of Title.  Promptly upon receipt of a request from Mortgagee, Mortgagor will furnish and deliver, at the election of Mortgagee, either (a) complete or supplemental abstracts of title, as the case may be, prepared by competent abstractors or (b) title opinions prepared by competent legal counsel and, in either event, covering title to the real property herein mortgaged from the sovereignty of the soil to the latest practicable date, when taken together with abstracts and/or title opinions previously furnished to Mortgagee by Mortgagor. Should Mortgagor fail to furnish such abstracts upon such request, Mortgagee may obtain such abstracts, and any and all costs incurred thereby shall be payable by Mortgagor to Mortgagee upon demand at Mortgagee's principal offices.  The abstracts shall be and constitute a part of the Mortgaged Property as defined above.

K.           Notification of Legal Proceedings. Mortgagor will promptly notify Mortgagee or other holder or holders of the Indebtedness, in writing, of the commencement of any legal proceedings affecting the Mortgaged Property or any part thereof, and will take such action as may be necessary to preserve its and Mortgagee's rights affected thereby; and should Mortgagor fail or refuse to take any such action, Mortgagee may at its election take such action on behalf and in the name of Mortgagor and at Mortgagor's cost and expense.

L.           Maintenance of Existence.  If Mortgagor, is a corporation, it will  maintain its corporate existence and will maintain and procure all necessary corporate franchise and permits to the end that Mortgagor shall be and continue to be a corporation in good standing in the state of its incorporation and in the state wherein the Mortgaged Property is located, with full power and authority to own and operate all of the Mortgaged Property as contemplated herein until this Deed of Trust shall have been fully satisfied.

M.           Sales of Assets or Reorganization. While the Indebtedness, or any portion thereof, remains unpaid, Mortgagor will not sell, lease transfer or otherwise dispose of all or substantially all of the Mortgaged Property, or, if Mortgagor is a corporation, consolidate or merge into any other corporation, or permit another corporation to merge into it without the prior written consent of Mortgagee.

N.           Compliance with Laws. Mortgagor will comply at all times with all federal, state and local laws, regulations, and ordinances applicable to the Mortgaged Property, including, without limitation, all environmental protection and hazardous waste requirements, and in this regard:

(1)           Natural or Environmental Resources Compliance.  Mortgagor will comply with and all applicable local, state and federal laws, ordinances, rules, regulations and orders (a) related to any natural or environmental resource or media located on, above, within, in the vicinity of, related to or affected by the Mortgaged Property, any property in which Mortgagee has a mortgage, security or other interest or any other property of Mortgagor, or (b) required for the performance or conduct of its operations.

(2)           Notification of Hazardous Materials Inquiries.   Mortgagor will forthwith notify Mortgagee in writing of any request from any governmental agency or other entity for information on releases of Hazardous Materials from, affecting or related to the Mortgaged Property, any property in which Mortgagee has a mortgage, security or other interest or any other property of Mortgagor; notify Mortgagee of any actual, proposed or threatened testing or other investigation by any governmental agency or other entity concerning the environmental condition of or related to such property; provide to Mortgagee such information as Mortgagee shall request concerning the generation, storage, disposal, transportation or other management, if any, of any Hazardous Materials.

(3)           Hazardous Materials Compliance and Indemnification.  Mortgagor will at all times comply fully and in a timely manner with, and will cause all employees, agents, contractors, sub-contractors and future lessees (pursuant to appropriate lease provisions) of Mortgagor, while such persons are acting within the scope of their relationship with Mortgagor, to so comply with, all applicable federal, state and local laws, regulations, guidelines, codes and ordinances applicable to the use, generation, handling, storage, treatment, transport and disposal of any Hazardous Materials now or hereafter located or present on or under the Mortgaged Property, and Mortgagor indemnifies and holds Mortgagee harmless from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial actions, requirements and enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including, without limitation, attorneys' fees and expenses), arising directly or indirectly, in whole or in part, out of (a) the presence of any Hazardous Materials on, under or from the Mortgaged Property, whether prior to or during the term hereof, or (b) any activity carried on our undertaken on or off the Mortgaged Property, whether prior to or during the term hereof, and whether by Mortgagor our any predecessor in title or any employees, agents, contractors or subcontractors of Mortgagor or any predecessor in title, or any third persons at any time occupying or present on the Mortgaged Property, in connection with the handling, treatment, removal, storage, decontamination, cleanup, transport or disposal of any Hazardous Materials at any time located or present on or under the Mortgaged Property, including, without limitation, any of the foregoing arising, in whole or in part, form negligence on the part of Mortgagee, (the foregoing indemnity being the "Hazardous Materials Indemnity").  The Hazardous Materials Indemnity shall further apply to any residual contamination on or under the Mortgaged Property, or affecting any natural resources, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any Hazardous Materials, irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances; and

(4)           Survival of Indemnification.  The Hazardous Materials Indemnity shall survive repayment of the indebtedness, provided that the claims and other actions of any kind against Mortgagee which give rise to the hazardous Materials Indemnity are not barred by the applicable statute of limitations at the time such claims or actions are instituted.

O.           Performance of Gas Contracts.   Mortgagor will perform and observe in all material respects each of the provisions of the contracts relating to the sale of gas produced from or attributable to the Mortgaged Property to which Mortgagor is a party on its part to be performed or observed prior to the termination thereof and will give Mortgagee prior written notice of any change, modification or amendment to or waiver of any of the terms or provisions of any of such contracts or any action which will release any party form its obligations or liabilities under any of such contracts, none of which shall be done except in good faith and as the result of arm's length negotiations.

ARTICLE V.

DEFEASANCE, FORECLOSURE AND OTHER REMEDIES

A.           Defeasance.  Should Mortgagor make due and punctual payment of the Indebtedness, as the same becomes due and payable, and duly observe and perform all of the covenants, conditions and agreements herein provided to be observed and performed by it, then the conveyance of the Mortgaged Property shall become of no further force and effect, and the lien and security interest thereof shall be released at the cost and expense of Mortgagor; otherwise, it shall remain in full force and effect.

B.           Default Events, Acceleration and Exercise of Power of Sale. In case any one or more of the following events of default shall happen:

(1)           Payment of Indebtedness. Default be made by Mortgagor in the due and punctual payment of the Indebtedness, or any part thereof, principal or interest, as the same becomes due and payable, whether by acceleration or otherwise, or

(2)           Covenants and Warranties.  Default be made by Mortgagor in the due observance or performance of any of the covenants, conditions or agreements herein provided to be observed or performed by Mortgagor or any warranty of Mortgagor herein made prove to be untrue or inaccurate in any material respect; or

(3)           Failure of Title.  Mortgagor's title to the Mortgaged Property, or any substantial part thereof, become the subject of actual or threatened litigation which would or might, in Mortgagee's opinion, on final determination result in substantial impairment or loss of the security provided for herein; or

(4)           Sale or Encumbrance. Mortgagor, without the prior written consent of,Mortgagee shall not sell, assign, lease, transfer, mortgage, pledge, hypothecate or otherwise dispose of or encumber all or any portion of the Mortgaged Property or enter into any contractual arrangement to do so, irrespective of whether or not the transfer, conveyance or encumbrance would or might (i) diminish the value of any security for the Indebtedness, (ii) increase the risk of default under this Deed of Trust, (iii)  increase the likelihood of Mortgagee's having to resort to any security for the Indebtedness after default or (iv) add or remove the liability of any person or entity for payment or performance of the Indebtedness or any covenant or obligation under this Deed of Trust; provided, however, the foregoing shall not apply to hydrocarbons produced and sold in the ordinary course of business; or

(5)           Involuntary Insolvency. ,An order, judgment or decree be entered against Mortgagor by any court of competent jurisdiction or by any other duly authorized authority, on the petition of a creditor or otherwise, granting relief under Title 11 of the United States Code or under any bankruptcy, insolvency, debtor's relief or other similar law of the United States or any state approving a petition seeking reorganization or an arrangement of Mortgagor's debts or appointing a receiver, trustee, conservator, custodian or liquidator of mortgagor or all or any substantial part of Mortgagor's assets; or

(6)           Voluntary Insolvency. Mortgagor (i) discontinue its usual business, or (ii) apply for or consent to the appointment of a receiver, trustee or liquidator of Mortgagor or all or a substantial part of its assets, or (iii) file a voluntary petition commencing a case under Title 11 of the United States Code, seeking liquidation, reorganization or rearrangement, or taking advantage of any bankruptcy, insolvency, debtor's relief or other similar law of the United States or any state, or (iv) make a general assignment for the benefit of creditors, or (v) be unable, or admit in writing its inability, to pay its debts generally as they become due, or (vi) file an answer admitting the material allegations of a petition filed against it in any case commence under Title 11 of the United States Code or any reorganization, insolvency, conservatorship or similar proceeding under any bankruptcy, insolvency, debtor's relief or other similar law of the United States or any state, or apply for relief under any state or federal act for the relief of debtors; or

(7)           Contracts Relating to Indebtedness.  Default be made by Mortgagor in the due observance or performance of any of the covenants, conditions or agreements provided to be observed or performed by Mortgagor in any loan agreement or other contract or agreement relating to any Indebtedness; or

(8)           Fraudulent Actions or Preference of Creditor.  Mortgagor conceal, remove, or permit to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them; or make or suffer a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or make any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid amounts owing; or take any other action in the nature of a fraud upon its creditors, or any of them; then, and in any such event, the whole of the principal of the Indebtedness remaining unpaid, together with all interest accrued thereon, may, at the option of the holder thereof, without notice (including, but not limited to, notice of intention to accelerate maturity and notice of acceleration of maturity) or demand, which are, to the full extent permitted by applicable law, waived by Mortgagor for purposes of any provision of this Deed of Trust or of the evidences of the Indebtedness, be declared immediately due and payable; and thereupon, or at any time thereafter while the Indebtedness or any part thereof remains unpaid, it shall be the duty of the Trustee, on request of the holder of the Indebtedness (which request is hereby presumed), to enforce this Trust; and after advertising the time and place of the sale for at least 21 days prior to the day of sale, by posting or causing to be posted a written or  printed notice thereof at the courthouse door and by filing a copy of such notice in the office of the county clerk of each county in which the Land or any part thereof may be situated, and serving written notice of the proposed sale on each debtor obligated to pay the Indebtedness according to the records of the holder of the Indebtedness, by postage prepaid, certified United States mail, at the most recent address for such debtor as shown by the records of the holder of the Indebtedness, at least 21 days prior to the day of sale, to sell the Mortgaged Property, either as a whole or in parcels, as the Trustee may deem proper, at public venue at the courthouse of the county in which the Mortgaged Property or any part thereof may be situated (and being the county designated in the notice of sale) on the first Tuesday of any month between the hours of 10:00 A.M. and 4:00 P.M., to the highest  bidder for cash, and after such sale to make the purchaser or purchaser good and sufficient deeds and assignments in the name of Mortgagor herein, conveying such property so sold to the purchaser or purchasers with general warranty of title.  The Trustee, or his successor or substitute, is hereby authorized and empowered to appoint any one or more persons as his attorney(s)-in-fact to act as Trustee under him and in his name, place and stead, such appointment to be evidenced by a written instrument executed by the Trustee, or his successor or substitute, to perform any one or more act or acts necessary or incident to any sale and the execution and delivery of any instruments conveying the Mortgaged Property as a result of the sale, but in the name and on behalf of the Trustee, or his successor or substitute; and all acts done or performed by such attorney(s)-in-fact shall be valid, lawful and binding as if done or performed by the Trustee, or his successor or substitute.  No single sale or series of sales by the Trustee shall extinguish the lien or exhaust the power of sales by the Trustee shall extinguish the lien or exhaust the power of sale hereunder except with respect to the times of property sold, but such lien and power shall exist for so long as and may be exercised in any manner by law or as herein provided as often as the circumstances require to give Mortgagee full relief hereunder.  The purchaser at any such sale shall not assume, nor shall his or its heirs, legal representatives, successors or assigns, be deemed to have assumed, by reason of the acquisition of property or rights mortgaged hereunder, any liability or obligation of any lessee or operator of the Mortgaged Property, or any part thereof, arising by reason of any occurrence taking place prior to such sale.  It shall not be necessary to have present, or to exhibit at any such sale, any of the personal property subject to the lien or security interest hereof.

C.           Rights as Secured Party.   Upon the happening of any of the above-enumerated events of default, Mortgagee shall be entitled to all of the rights, powers and remedies afforded a secured party by the Uniform Commercial Code with reference to the personal property and fixtures in which Mortgagee has been granted a security interest hereby, or Mortgagee may proceed as to both the real and personal property covered hereby.

D.           Application of Proceeds of Sale. The Trustee is authorized to receive the proceeds of sale or sales and apply the same as follows:

FIRST:   to the payment of all necessary costs and expenses incident to the execution of this Deed of Trust, including, but not limited to, a fee to the Trustee of 2% to be estimated upon the amount realized at the sale;

SECOND:  to any and all Indebtedness then hereby secured, application to be made in such order and in such manner as the holder of said Indebtedness may, in its discretion, elect;

THIRD:  the balance, if any, to Mortgagor or its successors or assigns.

E.           Substitute Trustee. In the event of the death of the Trustee, or his removal from the state of Texas, or his failure, refusal, or inability for any reason to make any such sale or to perform any of the trusts herein declared, or at any time, whether with or without cause, then the holder of the Indebtedness may appoint, in writing, a substitute trustee who shall thereupon succeed to all the estates, rights, powers, and trusts herein granted to and vested in the Trustee.  In the same events as first above stated, and in the same manner, successive substitute Trustees may thereafter be appointed.

F.           Statements by Trustee.  It is agreed that in any deed or deeds given by any Trustee any and all statements of fact or other recitals therein made as to the identity of the holder or holders of the Indebtedness, or as to default in the payments thereof or any part thereof, or as to the breach of any covenants herein contained, or as to the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, application, and distribution of the money realized there from, or as to the due and proper appointment of a substitute trustee, and,  without being limited by the foregoing, as to any other or additional act or thing having been done by Mortgagee or by any other holder of the Indebtedness or by the Trustee, shall be taken by all courts of law and equity as prima facie evidence that the statements or recitals state facts and are without further question to be so accepted; and Mortgagor does hereby ratify and confirm any and all acts that the Trustee may lawfully do in the premises by virtue of the terms and conditions of this instrument.

G.           Suit to Collect and Foreclose.  The holder of the Indebtedness may, at its election, or the Trustee may, upon written request of the holder of the Indebtedness, proceed may suit or suits, at law or inequity, to enforce the payment of the Indebtedness in accordance with the terms hereof and of the note, notes or guaranties evidencing it, and to foreclose the lien and/or security interest of this Deed of Trust as against all or any portion of the Mortgaged Property and to have such property sold under the judgment or decree of a court of competent jurisdiction.

H.           Mortgagee as Purchaser.  It is expressly understood that the holder of the Indebtedness, or the Trustee, may be a purchaser of the Mortgaged Property, or of any part thereof, at any sale thereof, whether such sale be under the power of sale hereinabove vested in the Trustee or upon any other foreclosure of the lien and/or security interest hereof, or otherwise; and the holder of the Indebtedness or the Trustee so purchasing shall, upon any such purchase, acquire good title to the Mortgaged Property so purchased, free of the lien and/or security interest of this Deed of Trust and free of all rights of redemption in Mortgagor.

I.           Remedies Cumulative and Non-Exclusive. The rights of entry, sale, or suit, as hereinabove or hereinafter conferred, are cumulative of all other rights and remedies herein or by law or in equity provided, and shall not be deemed to deprive the holder of the Indebtedness or Trustee of any such other legal or equitable rights or remedies, by judicial proceedings or otherwise, appropriate to enforce the conditions, covenants and terms of this Deed of Trust and of any note or guaranty reflecting the Indebtedness, and the employment of any remedy hereunder, or otherwise, shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

ARTICLE VI.

ASSIGNMENT OF PRODUCTION

A.           Contingent Assignment. In addition to the conveyance to the Trustee herein made, in the event of a default by Mortgagor (as described herein), Mortgagor shall transfer, assign, deliver and convey unto Mortgagee, its successors and assigns, all of the oil, gas and other minerals produced, saved or sold from the Mortgaged Property and attributable to the interest of Mortgagor therein, together with the proceeds of any sale thereof; and in such event, Mortgagor shall direct any purchaser taking any production from the Mortgaged Property to pay to Mortgagee such proceeds derived from the sale thereof, and to continue to make payments directly to Mortgagee until notified in writing by Mortgagee to discontinue the same; and the purchaser of any such production shall not be required to see to the application of the proceeds thereof by Mortgagee and payment made to Mortgagee shall be binding and conclusive as between such purchaser and to execute all such further assignments, transfer and division orders, and other instruments as may be required or desired by Mortgagee or any other party to have such proceeds and revenues so paid to Mortgagee.

B.           Application of Proceeds. In the event that Mortgagee takes possession of all of the oil, gas and other minerals produced saved or sold from the Mortgaged Property in accordance with A. immediately above, Mortgagor authorizes and empowers Mortgagee to receive, hold and collect all sums of money paid to Mortgagee in accordance with the Contingent Assignment, and to apply the same as hereinafter provided, all without any liability or responsibility on the part of Mortgagee, save and except as to good faith and proper business practices in so receiving and applying such sums.  All payments provided for in the Contingent Assignment shall be paid promptly to Mortgagee, and any provisions contained in any note or notes evidencing the Indebtedness or any part thereof to the contrary notwithstanding, Mortgagee may apply the same or so much thereof as it elects to the payment of the Indebtedness, application to be made in such manner as it may elect, regardless of whether the application so made shall exceed the payments of principal and interest then due as provided in the note or notes evidencing the Indebtedness.  After such application has been so made by Mortgagee, the balance of any such payment or payments remaining shall be paid to Mortgagor.

C.           No Postponement of Installments on Indebtedness. It is understood and agreed that should such payments provided for by the Contingent Assignment be less than the sum or sums then due on the Indebtedness, such sum or sums then due shall nevertheless be paid by Mortgagor in accordance with the provisions of the note, notes, guaranty agreements or other instrument or instruments evidencing the Indebtedness, and neither the Contingent Assignment nor any provisions and provisions of such note, notes, guaranty agreements or other instrument or instruments evidencing the Indebtedness.  Likewise, neither the Contingent Assignment nor any provisions hereof shall in any manner be construed to affect the liens, rights, title and remedies herein granted securing the Indebtedness or Mortgagor's liability therefore.  The rights under the Contingent Assignment are cumulative of all other rights, remedies, and powers granted under this Deed of Trust, and are cumulative of any other security which Mortgagee now holds or may hereafter hold to secure the payment of the Indebtedness.

D.           Turnover to Mortgagee. Should Mortgagor receive any of the proceeds of any sale of oil, gas or other minerals produced, saved or sold from the Mortgaged Property, which under the terms of this Article VI. should have been remitted to Mortgagee, Mortgagor will immediately remit same in full to Mortgagee.

E.           Release of Proceeds Upon Payment of Indebtedness.  Upon payment in full of all Indebtedness, the remainder of such proceeds held by Mortgagee, if any, shall be paid over to Mortgagor upon demand, and a release of the interest hereby assigned will be made by Mortgagee to Mortgagor at its request and its expense.

F.           Duty of Mortgagee.  Mortgagee shall not be liable for any failure to collect, or for any failure to exercise diligence in collecting, any funds assigned hereunder.  Mortgagee shall be accountable only for funds actually received.

ARTICLE VII.

ADDITIONAL REMEDIES

A.           Mortgagee's Remedying of Mortgagor's Failure to Comply.  If Mortgagor should fail to comply with any of the covenants or obligations of Mortgagor hereunder, then Mortgagee or the Trustee may perform the same for the account and at the expense of mortgagor but shall not be obligated so to do, and any and all expenses incurred or paid in so doing shall be payable by Mortgagor to Mortgagee, with interest at the greater of (i) the rate of 10% per annum or (ii) the rate agreed upon in any other document or instrument relating to the Indebtedness or any part thereof from the date when same was so incurred or paid, and the amount thereof shall be payable on demand and shall be secured by and under this time when paid shall be fully established by the affidavit of Mortgagee or any officer or agent thereof, or by the affidavit of any Trustee acting hereunder; provided, however, that the exercise considered or constitute a waiver of the right of Mortgagee upon the happening of an event of default hereunder to declare the Indebtedness at once due and payable but shall be cumulative of such right and all other rights herein given.

B.           Entry and Operation.  In case any one or more of the events of default shall happen, then in each and every such case the Trustee or Mortgagee or any holder of the Indebtedness or any part hereof, whether or not the Indebtedness shall have been declared due and payable, in addition to the other rights and remedies hereunder, may exercise the following additional remedy, but shall not be obligated so to do:  the Trustee, Mortgagee or possession of all or any part of the Mortgaged Property and each and every part thereof and may exclude Mortgagor, its agents and servants wholly there from and have, hold, use, operate, manage and control the Mortgaged Property and each and every part thereof and produce the oil, gas and other minerals there from and market the same, all at the sole risk and expense of Mortgagor and at the expense of the Mortgaged Property, applying the net proceeds so derived, first, to the cost of maintenance and operation of such Mortgaged Property; second, to the payment of all Indebtedness secured hereby, principal and interest, application to be made first to interest and then to principal; and the balance thereof, if any, shall be paid to Mortgagor.  Upon such payment of all such costs and Indebtedness, the Mortgaged Property shall be returned to Mortgagor in its then condition and such Trustee, Mortgagee or holder of the Indebtedness shall not be liable to Mortgagor for any damage or injury to the Mortgaged Property except such as may be caused through his, its or their fraud or willful misconduct.

C.           Power of Attorney to Mortgagee. Mortgagor does hereby designate Mortgagee as Mortgagor's agent to act in the name, place and stead of Mortgagor in the exercise of each and every remedy set forth herein and in conducting any and all operations and taking any and all action reasonably necessary to do so, recognizing such agency in favor of Mortgagee to be coupled with the interests of Mortgagee under this Deed of Trust and, this, irrevocable.

ARTICLE VIII.

MISCELLANEOUS

A.           Interest. Any provision in any document that may be executed in connection herewith to the contrary notwithstanding, the holder of the Indebtedness shall in no event be entitle to receive or collect, nor shall any amounts received hereunder be credited so that the holder of the Indebtedness shall be paid as interest, a sum greater than that authorized by law.  If any possible construction of this Deed of Trust or any instrument evidencing the Indebtedness, or any or all other notes, guaranties or papers relating to the Indebtedness, seems to indicate any possibility of a different power given to the holder of the Indebtedness, or any authority to ask for, demand, or receive any larger rate of interest, such as a mistake in calculation or wording, this clause shall override and control, and proper adjustments shall be made accordingly.

B.           Agreement as Entirety.  This Deed of Trust, for convenience only, has been divided into Articles and paragraphs, and it is understood that the rights, powers, privileges, duties and other legal relations of Mortgagor, the Trustee, and Mortgagee or any holder of the Indebtedness, shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and paragraphs and without regard to headings prefixed to such Articles.

C.           Number and Gender. The terms used to designate any of the parties herein shall be deemed to include the heirs, successors and assigns of such parties; the term "successor" shall include the heirs, trustees and legal representatives; and the term "Mortgagee" shall also include any lawful owner, holder or pledgee of any Indebtedness.  Whenever the context requires, reference herein made to the single number shall be understood to include the plural and the plural shall likewise be understood to include the singular.  Words denoting sex shall be construed to include the masculine, feminine, and neuter when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative.

D.           Rights and Remedies Cumulative. Every right and remedy provided for herein shall be cumulative of each and every other right or remedy of Mortgagee, whether herein or otherwise conferred, and may be enforced concurrently therewith, and the unenforceability or invalidity of any one or more provisions, clauses, sentences or paragraphs of this instrument shall not render any other provision, clause, sentence or paragraph unenforceable or invalid.  No security theretofore, herewith or subsequently taken by Mortgagee shall in any manner impair or affect the security given by this instrument or any security by endorsement or otherwise presently or previously given, and all security given by this instrument or any security by endorsement or otherwise presently or previously given, and all security shall be taken, considered and held as cumulative.

E.           Parties in Interest. This Deed of Trust shall be binding upon the parties, their respective successors and assigns, and shall inure to the benefit of the holder of the Indebtedness, and the covenants and agreements herein contained shall constitute covenants running with the Land.

F.           Counterparts. This instrument is simultaneously executed in a number of identical counterparts, each of which for all purposes shall be deemed an original and shall be deemed, and may be enforced from time to time, as a chattel mortgage, real estate mortgage, deed of trust, security agreement, assignment or contract, or as one or more thereof.

G.           Fixtures, Minerals and Accounts.  Without in any manner limiting the generality of any of the foregoing hereof, some portions of the personal property described hereinabove are or are to become fixtures on the land described herein or to which reference is made herein.  In addition, the security interest created hereby under applicable provisions of the Uniform Commercial Code attaches to minerals, including oil and gas, or accounts resulting from the sale thereof, at the wellhead or mine head located on the land describe or to which reference is made herein.

H.           Financing Statement and Utility Security Instrument Filings.  This Deed of Trust may file as provided in TEX. BUS. & COM. CODE ANN. Ch. 35 (Vernon 1987) relating to the granting of a security interest by utilities, and may also be filed as provided in TEX. BUS. & COM. CODE ANN. Ch. 9 (Tex. UCC) (Vernon Supp. 1988) relating to the granting of security interests by nonutilities to assure that the security interests granted by this Deed of Trust are perfected under Texas law.  In this connection, this instrument will be presented to a filing officer under the Uniform Commercial Code to be filed in the real estate records as a Financing Statement covering minerals and fixtures, pursuant to TEX. BUS. & COM. CODE ANN. §§9.402(e) and 9.402(f) (Tex UCC) (Vernon Supp. 1988).  The filing of this Deed of Trust under the provisions of TEX. BUS. & COM. CODE ANN. Ch. 35 (Vernon 1987) shall not constitute an admission by Mortgagor that it is a utility for purposes of TEX. BUS. & COM. CODE ANN. Ch. 35 (Vernon 1987) or any other statute or rule or regulation of any governmental authority or agency.

I.           Addresses. For purposes of filing this Deed of Trust as a financing statement, the addresses for Mortgagor, as the debtor, and Mortgagee, as the secured party, are as set forth hereinabove.

J.           Recording Counterparts. For the convenience of the parties, this instrument may be executed in multiple counterparts.  For recording purposes, various counterparts have been executed and there may be attached to each such counterpart an Exhibit “A” containing only the description of the Mortgaged Property, or portions thereof, which relates to the county or state in which the particular counterpart is to be recorded.  A complete, original counterpart of this instrument with a complete Exhibit “A” may be obtained from Mortgagee.  Each of the counterparts hereof so executed shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

K.           No Waiver by Mortgagee. The failure or delay of Mortgagee to file or give any notice as to this instrument, or to exercise any right, remedy or option to declare the maturity of the principal debt, or any other sums hereby secured, or the payment by Mortgagee of any taxes, liens, charges or assessments, shall not be taken or deemed a waiver of any rights to exercise such right or option or to declare any such maturity as to any past or subsequent violations of any of such covenants or stipulations, and shall not waive or prejudice any right or lien hereunder.  Any election or failure by Mortgagee to exercise any rights, remedies or options hereunder shall not constitute a waiver or prejudice the exercise of other rights or remedies existing hereunder.  All rights, powers, immunities, remedies and liens or Mortgagee existing and to exist hereunder or under any other instruments, and all other or additional security, and Mortgagee's rights at law and in equity, shall be cumulative and not exclusive, each of the other; and Mortgagee shall in addition to the remedies herein expressly provided, be entitled to such other remedies as my now or hereafter exist at law or in equity for securing and collecting the Indebtedness, for enforcing the covenants herein, and for foreclosing the liens hereof.  Resort by Mortgagee to any remedy provided for hereunder or at law or in equity shall not prevent concurrent or subsequent resort to the same or any other remedy or remedies.

L.           Partial Releases.  On even date herewith, Mortgagor, as buyer, and Mortgagee, as seller, entered into that certain Purchase and Sale Agreement (the “PSA”) whereby the Leases and Lands (together with other property rights and interests) were sold and conveyed including properties and interests described in the PSA as the “Subject Properties” (and individually, as a “Subject Property”).  Exhibit “B” to the PSA contains, among other provisions, specific allocation of values for each Subject Property.  Any provision in this Deed of Trust to the contrary notwithstanding, should there exist no outstanding Event of Default at the time when Mortgagor makes any prepayment(s) (as provided by the terms of the herein-described promissory note), from time to time while the Deed of Trust is in force and effect Mortgagor may designate in writing to Mortgagee a Subject Property or Subject Properties to be released from the lien and security interest created hereby.  Any prepayment made by Mortgagor shall be applied, in accordance with the terms of the promissory note, first to accrued and outstanding unpaid interest, and the remainder to payment of principal.  In the event of any prepayment made by Mortgagor, in an amount or amounts which are in excess of all then-outstanding and accrued interest (an “Excess Principal Payment”), such Excess Principal Payment may be utilized by Mortgagor to secure the release of a Subject Property or Subject Properties, by applying an Excess Principal Payment toward the allocated value(s) of a Subject Property or Subject Properties.  Any Subject Property whose allocated value has been paid by Mortgagor utilizing an Excess Principal Payment, shall be released from the lien and security interest created hereby.  Mortgagor shall prepare any Partial Releases of a Subject Property or Subject Properties to be released in accordance with the terms of this paragraph L. and provide a copy of same to Mortgagee for its execution and delivery to Mortgagor.  Mortgagor shall file for record any such Partial Release and pay the filing fees for recordation of any such Partial Release.

EXECUTED on this the 13th day of October, 2011.

MORTGAGEE:

LUCAS ENERGY, INC.

By: /s/ William A. Sawyer
Printed Name: William A. Sawyer
Title: President and Chief Executive Officer